UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817)  334-4100

Not Applicable

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On August 29, 2013, Basic Energy Services, Inc. (“Basic”) entered into Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty (collectively, “Amendment No. 5”) for its existing secured revolving credit facility with the lenders party thereto and Bank of America, N.A., as administrative agent, that, among other things:

•

adds an additional pricing level to the applicable margin, whereby the margin will be 3.5% for Eurodollar loans and 2.5% for base rate loans if Basic’s consolidated leverage ratio equals or exceeds 4.00x;

•

amends the definition of Consolidated EBITDA to exclude the effect of an $8.0 million charge that Basic incurred in the second quarter of 2013 in connection with the proposed settlement of a pending legal matter;

•	amends the maximum consolidated leverage ratio that Basic must maintain as follows:

o	for the four fiscal quarters ending September 30, 2013 and December 31, 2013, a maximum consolidated leverage ratio not to exceed 4.50:1.00;

o	for the four fiscal quarters ending March 31, 2014 and June 30, 2014, a maximum consolidated leverage ratio not to exceed 4.25:1.00; and

o	for the four fiscal quarters ending September 30, 2014 and each fiscal quarter thereafter, a maximum consolidated leverage ratio not to exceed 4.00:1.00; and

•	amends the maximum consolidated senior secured leverage ratio Basic must maintain as follows:

o	for the four fiscal quarters ending September 30, 2013 through June 30, 2014, a maximum consolidated senior secured leverage ratio not to exceed 1.75:1.00; and

o	for the four fiscal quarters ending September 30, 2014 and each fiscal quarter thereafter, a maximum consolidated senior secured leverage ratio not to exceed 2.00:1.00.

The description set forth above is qualified in its entirety by reference to the full text of Amendment No. 5, which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1

Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty dated August 29, 2013, to Credit Agreement dated as of February 15, 2011 by and among Basic Energy Services, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent, a swing line lender and l/c issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: August 29, 2013	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty dated August 29, 2013, to Credit Agreement dated as of February 15, 2011 by and among Basic Energy Services, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent, a swing line lender and l/c issuer.